Exhibit 10AAA

FOURTH AMENDMENT TO
PURCHASE AND SALE CONTRACT

            THIS FOURTH AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Fourth Amendment") is made and entered into this 28th day of January, 2010 (the "Fourth Amendment Date"), by and among THE NEW FAIRWAYS, L.P., a Delaware limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller") and ARAGON 2009/FAIRWAY, LLC, a Texas limited liability company, having a principal address at 9595 Wilshire Blvd., Suite 900, Beverly Hills, California  90212 ("Purchaser").

RECITALS:

            WHEREAS, Seller and LandBanc Capital, Inc., an Arizona corporation ("Original Purchaser") entered into that certain Purchase and Sale Contract, dated October 19, 2009, as amended by that certain First Amendment to Purchase and Sale Contract, dated November 20, 2009, as further amended by that certain Second Amendment to Purchase and Sale Contract, dated November 23, 2009, as further amended by that certain Third Amendment to Purchase and Sale Contact, dated December 18, 2009, and as assigned by Original Purchaser to Purchaser by that certain Assignment and Assumption of Purchase and Sale Contract, dated January 20, 2010 (as amended and assigned, the "Contract"), for certain real property situated in the County of Collin, State of Texas, commonly known as The Fairway Apartments, and more specifically described in the Contract (the "Property"); and

            WHEREAS, Seller and Purchaser desire to amend the Contract on the terms and conditions set forth below.

AGREEMENT:

            NOW, THEREFORE, in consideration of the mutual covenants set forth in the Contract and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree to amend the Contract as follows:

1.                  Additional Deposit.  In connection with this Fourth Amendment, Purchaser shall, within 1 Business Day following the Fourth Amendment Date, remit to Escrow Agent the amount of $100,000.00, which amount when received by Escrow Agent shall be added to the Deposit hereunder and shall be non-refundable under all circumstances other than (i) a default by Seller pursuant to Section 10.2 of the Contract, or (ii) an event of condemnation or eminent domain pursuant to Article XII of the Contract.

2.                  Closing Date.  Section 5.1 of the Contract is hereby amended and restated in its entirety as follows:

"The Closing shall occur on February 12, 2010 at the time set forth in Section 2.2.4 (the "Closing Date") through an escrow with Escrow Agent, whereby Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.  Notwithstanding the foregoing to the contrary, upon at least ten (10) Business Days prior written notice to Purchaser, the Closing Date may be extended without penalty at the option of Seller to a date not later than forty five (45) days following the Closing Date specified in the first sentence of this Section 5.1 for the purpose of responding to and resolving any comments received from the Securities and Exchange Commission with regard to Seller's filed information statement relating to the transaction contemplated herein."

3.                  General Provisions.  The following provisions shall apply with respect to this Fourth Amendment:

(a)                Except as modified herein, the Contract is in full force and effect and is hereby ratified by Purchaser and Seller.

(b)               Capitalized terms not defined herein shall have the same meaning as set forth in the Contract.

(c)                In the event of any conflict between the Contract and this Fourth Amendment, the terms and conditions of this Fourth Amendment shall control.

(d)               This Fourth Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement.  Executed copies hereof may be delivered by telecopier or electronic mail and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter.

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            NOW, THEREFORE, the parties hereto have executed this Fourth Amendment as of the Fourth Amendment Date.

SELLER:

THE NEW FAIRWAYS, L.P.,

a Delaware limited partnership

By:       DAVIDSON GROWTH PLUS GP

            LIMITED PARTNERSHIP,

            a Delaware limited partnership,

            its general partner

            By:       DAVIDSON GROWTH PLUS GP

                        CORPORATION,

                        a Delaware corporation,

                        its general partner

                        By:  /s/Trent A. Johnson

                        Name:  Trent A. Johnson

                        Title:  Vice President

[Purchaser's signature page to follow]

PURCHASER:

ARAGON 2009/FAIRWAY, LLC,

a Texas limited liability company

By:  /s/Larison Clark

Name: Larison Clark

Title:     President